Characteristics	#
Current Arrears	58
Possession Sales	7
BK / IVA	5
Deceased	5
LPA	5
Possession	5
Redemptions	5
Term Date Approaching	5
Term Date Passed	5
Total	100

The Selected sample of 100 loans was drawn from loans excluded from the portfolio sale. Certain Characteristics were selected as stated above for the purpose of testing the servicing of these accounts